UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2009

HARRIS & HARRIS GROUP, INC.
 (Exact Name of Registrant as Specified in its Charter)

New York	0-11576	13-3119827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 57th Street
New York, New York  10019

 (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (212) 582-0900

Item 8.01. Other Events.

On May 18, 2009, Harris & Harris Group, Inc. (the “Company”) released the letter to shareholders for the first quarter of 2009, which is available on the Company’s website, www.HHVC.com.  A copy of the letter to shareholders is attached as Exhibit 99.1 to this Form 8-K, and the Company's press release issued May 18, 2009, is attached as Exhibit 99.2.

Forward-Looking Statements

The letter to shareholders for the first quarter of 2009 may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions.  These statements reflect the Company's current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in the letter to shareholders for the first quarter of 2009.  Please see the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, the Company’s report on Form 10-Q for the quarter ended March 31, 2009, and subsequent filings, filed with the Securities and Exchange Commission, for a more detailed discussion of the risks and uncertainties associated with the Company's business, including but not limited to the risks and uncertainties associated with venture capital investing and other significant factors that could affect the Company's actual results. Except as otherwise required by Federal securities laws, Harris & Harris Group, Inc., undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Additional Information

The reference to the website www.HHVC.com has been provided as a convenience, and the information contained on such website is not incorporated by reference into this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	First Quarter Letter to Shareholders
99.2	Press Release dated May 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2009	HARRIS & HARRIS GROUP, INC.

By: /s/ Douglas W. Jamison
Douglas W. Jamison
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Quarter Letter to Shareholders
99.2	Press Release dated May 18, 2009